SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 19, 2003
                                                         -----------------

                               KOGER EQUITY, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      1-9997                                                 59-2898045
--------------------------------------------------------------------------------
(Commission File Number)                                    (IRS Employer
                                                            Identification No.)

    225 NE MIZNER BOULEVARD, SUITE 200
       BOCA RATON, FLORIDA                                    33432
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (561) 395-9666
              ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Reports)


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Item 9.  Regulation FD Disclosure

Koger Equity, Inc. announced a quarterly dividend of $.35 per share payable on May 1, 2003, to shareholders of record on March 31, 2003, as more particularly described in its News Release, dated February 19, 2003, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at www.koger.com.

Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit
         Number   Description of Exhibit
         ------   ---------------------
         99       Koger Equity, Inc. News Release, dated February 19, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                            KOGER EQUITY, INC.




Dated:  February 19, 2003                  By:            /S/ Todd J. Amara
                                               ---------------------------------
                                                          Todd J. Amara
                                        Title:            Vice President


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                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

    Exhibit
    Number   Description of Exhibit
    ------   ----------------------
    99       Koger Equity, Inc. News Release, dated February 19, 2003.

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                                                                      Exhibit 99
Koger Equity, Inc. Announces Dividend

    BOCA RATON, Fla.--(BUSINESS WIRE)--Feb. 19, 2003--Koger Equity, Inc. (NYSE:KE) announced today that its Board of Directors declared a quarterly dividend of $0.35 per share to be paid on May 1, 2003, to shareholders of record on March 31, 2003.
    Koger Equity, Inc. owns and operates 124 office buildings, containing 8.93 million rentable square feet, primarily located within 16 suburban office projects in nine cities in the Southeastern United States and Houston, Texas.
    For more information about Koger Equity, contact its website at http://www.koger.com or Investor Relations, 225 NE Mizner Boulevard, Suite 200, Boca Raton, Florida 33432, or call 1-800-850-2037.

    CONTACT: Koger Equity, Boca Raton
             Randy Martin
             561/395-9666

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